UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 29, 2004
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                           GTECH Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


           1-11250                                 05-0450121
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     (Commission file number)          (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-392-1000
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Item 5.           Other Events and Required FD Disclosure.
                  ---------------------------------------

                  This Report incorporates by reference the press release issued by GTECH on June 29, 2004 respecting certain developments in Brazil and adjustments to earnings guidance.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GTECH HOLDINGS CORPORATION


                                  By: /s/ Michael K. Prescott
                                     -------------------------------------------
                                      Michael K. Prescott
                                      Vice President and Deputy General Counsel

Dated:  July 1, 2004


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                                  Exhibit Index

         Exhibit Number                     Description
         ----------------------             --------------

         Exhibit 99(a)                      Press Release dated June 29, 2004